Exhibit 99.2

This Statement on Form 4 is filed by Apollo Alternative Assets, L.P., Apollo International Management, L.P., Apollo International Management GP, LLC, Apollo Management Holdings, L.P. and Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Alternative Assets, L.P.

Date of Event Requiring Statement:  June 8, 2011

Issuer Name and Ticker or Trading Symbol:  Noranda Aluminum Holding Corp [NOR]

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:		Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President